UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 31, 2005
(Date of earliest event reported)

ORIGEN FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	Commission File No. 000-50721	20-0145649 (IRS Employer I.D. No.)

27777 Franklin Road
Suite 1700
Southfield, Michigan 48034
(Address of principal executive offices)

(248) 746-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Amendment No. 1 to Current Report on Form 8-K is being filed to amend the Exhibit Index and to file as an exhibit correspondence from the registrant’s independent accountants regarding disclosure made under Item 4.02.

Item 9.01 Financial Statements and Exhibits.

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibits:

Exhibit No.	Description
7.1	Correspondence from independent accountant regarding Item 4.02 disclosure (1)

99.1	Text of Press Release, dated March 31, 2005 (2)

(1)	Filed herewith.

(2)	Previously filed.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2005	Origen Financial, Inc.
	By:	/s/ W. Anderson Geater, Jr.
W. Anderson Geater, Jr., Chief Financial Officer

ORIGEN FINANCIAL, INC.
EXHIBIT INDEX

Exhibit No.	Description
7.1	Correspondence from independent accountant regarding Item 4.02 disclosure (1)

99.2	Text of Press Release, dated March 31, 2005 (2)

(1)	Filed herewith.

(2)	Previously filed.